STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is entered into as of the 1st day of March, 2010 (“Effective Date”) among AMERICAN ENERGY PRODUCTION, INC., a Delaware corporation (“AENP”), EARL R. WALKER (“Walker”), EMERALD BAY ENERGY, INC., an Alberta, Canada corporation, (“EBY”) and DARREN LYONS OR ASSIGNS (“Lyons”) [AENP, Walker, EBY and Lyons are collectively referred to herein as the “Parties” and EBY and Lyons are collectively referred to herein as the “Purchasers”].

RECITALS:

A.           AENP, whose common shares are publicly traded on the over-the-counter bulletin board under the symbol “AENP”,  is the owner of one thousand (1,000) shares of common stock, no par value, of PRODUCTION RESOURCES, INC. ,a Texas corporation (“PRI”) , being all of the outstanding capital stock of PRI (the “PRI Stock”).  PRI is the owner of certain oil and gas leases situated in Medina County, Texas together with the wells thereon and various items of equipment and personal property located on or about the leases or used in connection therewith, which Leases are more particularly described in Exhibit “A” attached hereto and made a part hereof (the “Leases”).

B.     EBY, whose shares are publicly traded on the TSX Venture Exchange under the symbol “EBY”, and Lyons (collectively, “Purchasers”) desire to purchase from AENP the PRI Stock and AENP and Purchasers have agreed that the sale should be consummated under the terms and conditions hereof.

TERMS OF AGREEMENT:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AENP, Walker and Purchasers covenant and agree as follows:

ARTICLE I

AGREEMENT TO SELL, PURCHASE PRICE, STIPULATIONS
REGARDING EXCLUDED AND INCLUDED ASSETS AND LIABILITIES, AND CLOSING ESCROW

1.01.           Agreement to Sell PRI Stock.  As of Closing (hereinafter defined), AENP agrees to sell, transfer and convey to Purchasers, in equal fifty percent (50%) shares, the PRI Stock free and clear of encumbrances, excluding the assets termed the “Excluded Assets” and including the assets held in the name of Walker termed the “Included Assets” described in section 1.03 of this Agreement.

1.02.           Purchase Price.  The Purchase Price (“Purchase Price”) to be paid by EBY to AENP for the PRI Stock shall be comprised of EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($850,000.00) payable as follows:

a)           Cash Component.  FOUR HUNDRED TWENTY FIVE THOUSAND AND NO/100 UNITED STATES DOLLARS ($425,000.00) cash (the “Cash Component”) at Closing to be provided by Lyons.

b)           EBY Stock Component.  USD$425,000.00 worth of EBY common stock  (the “EBY Stock Component”) at $0.08 (Canadian Dollars) per EBY common share based upon the exchange rate between Canadian and United States Dollars as of the date of Closing, to be issued to AENP at Closing in certificated form with the legend described hereinbelow; provided, however, that in the event that the EBY Stock Component results in ownership by AENP of ten percent (10%) or more of the outstanding shares of EBY, then the EBY Stock Component shall be reduced to an amount of EBY shares which does not exceed 9.97% of the total outstanding common shares of EBY and the resulting shortfall in the $425,000 value of the EBY Stock Component of the Purchase Price shall be paid to AENP in cash as consulting services fees under the consulting agreement described in section 1.04 of this Agreement.   AENP understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under U.S. Securities Act and the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations of the United States Securities and Exchange Commission thereunder and the securities laws of the states and other jurisdictions of the United States, the certificates representing the EBY Stock Component, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend in substantially the following form and be subject to the following provisions:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER THE SECURITIES SHALL NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER March 8, 2010.

Without the prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until the date that is 4 months and a day after March 8, 2010.

:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH LOCAL SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 or RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORCE AND SUBSTANCE, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THESE SECURITIES ARE SOLD AT ANY TIME THE COMPANY IS A “FOREIGN CORPORATION” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT.”

provided, that if, at the time EBY is a “foreign issuer” as defined in Regulation S (“Regulation S”) promulgated under the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”) the shares that comprise EBY Stock Component are being sold in compliance with the requirements of Rule 904 of Regulation S, as referred to above, and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the EBY’s transfer agent for the shares in a form as EBY may prescribe from time to time;

notwithstanding the foregoing, EBY’s transfer agent may impose additional requirements for the removal of legends from securities sold in accordance with Rule 904 of Regulation S in the future; and

provided further, that, if any of the shares that comprise EBY Stock Component are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to EBY’s transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to EBY, to the effect that the legend is no longer required under applicable requirements of U.S. Securities Act;

1.03.           Stipulations Among Parties As To Certain Excluded And Included Assets and Liabilities.

(a)           Excluded Assets. The Parties hereby stipulate and agree that the sale of PRI Stock shall NOT include (i) the vacuum pump, down hole heater and electrical converter currently stored on the Clara Gray Lease, and (ii) a 1% overriding royalty interest in the Leases to be retained by AENP only as to oil and gas production occurring greater than 1,200 feet subsurface (collectively, the “Excluded Assets”).  At Closing, the Excluded Assets shall be documented by a Bill of Sale from PRI to AENP as to the Clara Gray Lease equipment and by a recordable Assignment of Overriding Royalty Interest as to the reserved deep rights overriding royalty in the forms attached hereto as Exhibit “B” and Exhibit “C”, respectively.

(b)           Certain Included Assets.   The Parties further hereby stipulate and agree that the sale shall specifically include the following items as well as any other asset vested in PRI other than the Excluded Assets: all Leases, equipment, vehicles, stored oil, accounts receivable, insurance receivables, rebates, refunds, cash deposits, bank accounts and instruments, letters of credit, and cash accounts.

(c)           Included and Excluded Liabilities.  As a stock sale, all liabilities of PRI shall stay with PRI, but it is intended that AENP bear responsibility for and pay any liabilities which relate to periods prior to and through December 31, 2009, and that Purchasers bear responsibility for and pay (through PRI) any liabilities from and after January  1, 2010, except to the extent that such liabilities accrued or pertain to periods prior to January  1, 2010.  In this regard, Purchasers shall be responsible for all 2010 ad valorem real and personal property taxes, trade payables and professional payables of PRI after January 1, 2010 (except any counsel retained by AENP in connection with this transaction), but AENP shall be responsible for liabilities which relate to 2009 and before, such as federal income taxes of PRI for 2009 and prior years.   The provisions of this section shall be covered by the mutual indemnity provisions set forth in Article VIII of this Agreement.

1.04.           AENP Consulting Agreement. At Closing, EBY and AENP shall execute a Consulting Agreement under which EBY shall pay to AENP a consulting fee equal to the value shortfall in the $425,000.00  EBY Stock Component described in section 1.02(b) above in monthly payments equal to not less than $2,000 principal plus interest on the outstanding principal at the rate of 7% per annum.

1.05.           Closing Into Escrow Pending TSX Venture Exchange Approval.    The sale of the PRI Stock to EBY is subject to approval by the TSX Venture Exchange.  Accordingly, upon execution of this Agreement, the PRI Stock (with transferring Stock Power), the Purchase Price (both Cash Component and EBY Stock Component) and the respective Seller Closing Documents and Purchaser Closing Documents (hereinafter defined) shall be deposited into escrow with the Escrow Agent named in, and pursuant to, the terms of the Escrow Agreement attached hereto and made a part hereof as Exhibit “D”.   Upon obtaining the TSX Venture Exchange Approval, the Escrow Agent shall release the PRI Stock to Purchasers release the Purchase Price to AENP, and release the executed Seller Closing Documents and Purchaser Closing Documents to the respective Parties.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF AENP

As a material consideration for the payment by Purchasers of the Purchase Price, and except as disclosed to Purchaser in any Schedule hereto, AENP hereby represents and warrants to Purchasers the following:

3.01.             Organization.  PRI is duly organized, validly existing and in good standing under the Laws of the State of Texas.   The Company has full power and authority to own, lease and operate its properties and to conduct the Business.

3.02.             Enforceability.  AENP will have, at Closing, full power and authority to execute and deliver this Agreement and each of the other agreements, certificates and instruments to be executed by AENP in connection with or pursuant to this Agreement (collectively, and together with this Agreement, the “Seller Closing Documents”), to perform its obligations under the Seller  Closing Documents and to consummate the transactions contemplated by this Agreement and the Seller Closing Documents.  The execution and delivery by AENP of the Seller Closing Documents, the performance by AENP of its obligations under the Seller Closing Documents and the consummation by such Seller of the transactions contemplated by this Agreement and the Seller Closing Documents have been duly authorized.  This Agreement has been duly and validly executed and delivered by AENP and constitutes the legal, valid and binding obligation of AENP enforceable against AENP in accordance with its terms.  As of the Closing, the Seller Closing Documents will constitute the legal, valid and binding obligations of AENP enforceable in accordance with the respective terms.

3.03.             No Conflicts.  The execution and delivery of the Seller Closing Documents, the performance by AENP of its obligations under the Seller Closing Documents and the consummation by AENP of the transactions contemplated by Seller Closing Documents do not, and will not:

(a)           violate any provision of law or any permit;

(b)           violate any provision of the organization documents of the Company;

(c)           require any consent, waiver, approval, registration, order, action or authorization of, declaration or filing with or notification to any governmental authority or other person (whether pursuant to a contract or otherwise), other than a consent, waiver, approval, authorization, registration, order, declaration, filing or notification that has been obtained or made prior to the execution and delivery by AENP of this Agreement;

(d)           violate, conflict with, constitute a default under or breach any term, condition or provision of any contract or order (whether with the passage of time, the giving of notice or otherwise);

(e)           result in the termination of, give rise to a right of termination or cancellation of or accelerate the performance required pursuant to any contract  (whether with the passage of time, the giving of notice or otherwise); or

(f)           result in the creation of any encumbrance with respect to any asset of PRI.

3.04            Capitalization.   The PRI Stock is duly authorized, validly issued, fully paid and nonassessable and has been issued in compliance with all applicable securities laws.  PRI has not issued any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any person any right to subscribe for or acquire, any securities issued by PRI.

3.05.            Status of Company Assets.

(a)           PRI has good and marketable title to all of its assets, free and clear of all Encumbrances.

(b)           By acquiring the PRI Stock as contemplated by this Agreement, Purchasers will be indirectly acquiring control, through PRI, of the assets of PRI.  Except as disclosed in this Agreement, no part of the business and no asset is owned or held by any person other than PRI.

(c)            To AENP's actual knowledge, each of the Leases is in full force and effect.

3.06.  Insurance.  Insurance coverages for PRI will remain in place through the Closing.

3.07.  Employees.

(a)           To AENP’s actual knowledge, PRI is currently in substantial compliance with all material laws relating to the employment of labor, including without limitation the Occupational Safety and Health Act.

(b)           PRI does not have any oral or written agreements or understandings to provide its employees pay raises, bonuses, stock options or other compensation benefits.

(c)           PRI does not have any written employment agreements with its employees with the exception of Walker, which employment agreement shall be mutually terminated by PRI and Walker at Closing and renegotiated as between Walker and the new management of PRI.

3.08.  Environmental and RRC Matters.

(a)           Legal Compliance.  To AENP’s actual knowledge, the Leases are in substantial compliance, in material respects, with all material environmental laws.

(b)            No Claims or Proceedings.  To AENP’s actual knowledge, PRI is not subject to any pending claim or legal proceeding, nor is any threatened, investigating, asserting or alleging the material violation of any environmental law.

          (c)                     Railroad Commission Status.   To AENP’s actual knowledge, all sales of crude oil produced from the Leases prior to the Effective Date hereof have been in substantial compliance with applicable local, state and federal law, rules and regulations and there are not any known conditions on the lands covered by the Leases which would constitute a violation of any such laws, rules or regulations.  All pertinent Railroad Commission filings affecting or pertaining to the Leases are current and there are no outstanding violations of any Railroad Commission rule of which PRI or AENPhas received notice.

3.09.           Pending Lawsuits and Claims.  To AENP’s actual knowledge, there are not any claims, lawsuits, actions or other proceedings pending or threatened for any Court, tribunal, agency or governmental entity which affect the Leases or the PRI Stock.

3.10.           Taxes.    There are no delinquent taxes or assessments pertaining to the Leases, the PRI Stock or PRI.  To AENP’s actual knowledge, all required tax returns and reports due as of the Effective Date relating to PRI and the PRI assets have been duly and timely filed.

3.11.           Trade and Professional Creditors Current.   All trade  and professional creditors  and third party service providers who have provided services or goods for the Leases and have invoiced PRI for same have been paid current.  Purchasers shall pay the PRI trade and professional creditors liabilities relating to periods after January 1, 2010, but not AENP’s counsel relating to this transaction.

3.12.             Related Party Transactions.  There are no inter-company receivables or payables between PRI, on the one hand, and any related party or insider, on the other hand, which shall survive Closing.

3.13.             Brokers’ Fees.  PRI has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.14.            No Misrepresentations.  To AENP’s actual knowledge, the representations, warranties and statements made by AENP in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

4.01.             Enforceability.  Purchasers have full power and authority to execute and deliver this Agreement and each of the other agreements, certificates and instruments to be executed by Purchasers in connection with or pursuant to this Agreement (collectively, and together with this Agreement, the “Purchaser Closing Documents”), to perform their obligations under Purchaser Closing Documents and to consummate the transactions contemplated by this Agreement.  The execution and delivery by Purchasers of the Purchaser Closing Documents, the performance by Purchasers of their obligations under Purchaser Closing Documents and the consummation by Purchasers of the transactions contemplated by Purchaser Closing Documents have been duly authorized by all necessary action.  This Agreement has been duly and validly executed and delivered by Purchasers and constitutes the legal, valid and binding obligation of Purchasers enforceable against Purchasers in accordance with its terms.  As of the Closing, the other Purchaser Closing Documents will be duly and validly executed and delivered by Purchasers and, upon such execution and delivery, will constitute the legal, valid and binding obligations of Purchasers enforceable against Purchasers in accordance with their respective terms.

4.02.            No Conflicts.  The execution and delivery by Purchasers of the Purchaser Closing Documents, the performance by Purchasers of their obligations under Purchaser Closing Documents and the consummation by Purchaser of the transactions contemplated by Purchaser Closing Documents do not, and will not, (a) violate any provision of Law, (b) require any consent, waiver, approval, Order, registration, action, or authorization of, declaration or filing with or notification to any Governmental Authority or other Person (whether pursuant to a contract or otherwise), other than a consent, waiver, approval, Order, registration, authorization, declaration, filing or notification that has been obtained or made prior to the execution and delivery by Purchasers of this Agreement; or (c) violate, conflict with, constitute a default under or breach any term, condition or provision of any contract or Order (whether with the passage of time, the giving of notice or otherwise).

4.03.             Legal Proceedings.  To Purchasers’ actual knowledge, there are no legal proceedings, pending or threatened, that question the validity of this Agreement or any action taken or to be taken by Purchasers in connection with the consummation of the transactions contemplated by this Agreement.

4.04.            No Misrepresentations.  To Purchasers’ actual knowledge, the representations, warranties and statements made by Purchasers in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

ARTICLE V.

COVENANTS APPLICABLE TO PERIOD PRIOR TO CLOSING

5.01.  Conduct of the Business Pending the Closing.  Except as otherwise expressly contemplated by this Agreement, from the date hereof until the Closing, AENP and/or PRI shall not, without prior written consent from Purchasers, (a) effect any material transaction involving PRI which is materially inconsistent with the past practices of PRI or not in material furtherance of the business; (b)materially increase the salary or benefits of any employee; (c) make any material capital expenditures or commitments not reasonably necessary for continued operations; or (d) sell, assign, transfer, factor or convey any material portion of the PRI assets materially inconsistent with the ordinary course of business or past practices of PRI.

5.02. Acquisition Proposals.  AENP and PRI shall not, directly or indirectly, initiate, solicit or encourage any third party to make, or facilitate (including by the provision of information regarding PRI), entertain, discuss or negotiate, or endorse, accept or enter into any agreement with respect to, any proposal for an acquisition.

5.03.  Public Announcements.  None of the Parties or their respective related persons, agents and representatives will issue any press release or public announcement concerning this Agreement or the transactions contemplated by this Agreement without obtaining the prior written approval of the other Parties to this Agreement.

5.04.  Supplemental Disclosure.  AENP will promptly supplement or amend any disclosures made pursuant to this Agreement with respect to any matter of which it acquires actual knowledge, and that arises or is discovered, after the date hereof and prior to the Closing Date.

ARTICLE VI.

CONDITIONS PRECEDENT TO CLOSING

6.01.  Conditions to Obligations of AENP and Purchasers to Close Transaction.  The obligations of Purchasers to consummate the purchase of the PRI Stock and the obligations of AENP to consummate the sale, transfer and assignment to Purchasers of the PRI Stock at the Closing is subject to (a) approval of the transaction by the TSX Venture Exchange and (b) all representations and warranties of Purchasers and AENP contained in this Agreement must be true and correct in all material respects at and as of the Closing.

ARTICLE VII

CLOSING

7.01.           Closing Time and Location.  Closing shall occur upon the date that the TSX Venture Exchange notifies EBY of its approval of the transaction in the offices of PRI, Hondo, Medina County, Texas , or at such other time and place as the Parties shall mutually agree.

7.02           Opportunity to Inspect. EBY acknowledges that it has inspected the Leases, wells and equipment and that same are acceptable to it.  EBY has been advised that certain of the existing wells are located in the 100-year flood plain.

7.03.           Items to be Exchanged/Released from Escrow at Closing.  At Closing, the parties shall exchange and/or deliver (or cause to be exchanged and delivered by Escrow Agent from escrow) the following items, fully executed where appropriate:

By AENP:

(a)           Stock Power executed, in blank, conveying the PRI Stock;

(b)           Mutual termination of the Walker employment agreement as between PRI and Walker ;

(c)           Railroad Commission of Texas Form P-5 identifying new management for PRI; and

(d)           PRI’s records and files.

By Purchasers:

(e)           the Cash Component;

(f)           the EBY Stock Component certificate;

(g)           the Assignment of Overriding Royalty Interest [as to deep rights only]; and

(h)           the Consulting Agreement [covering EBY Stock Component value shortfall per section 1.02(b)].

ARTICLE VIII.

INDEMNIFICATION

          8.01.          Indemnification.  AENP and Purchasers agree to defend, indemnify and hold one another and their respective successors and assigns (the “Indemnitees”) harmless from and against any and all claims and losses suffered by any Indemnitee directly arising from or relating to: (a)  any facts that constitute, or any allegations that, if true, would constitute, a material breach of any representation or warranty made by the Indemnitor in this Agreement;   (b) any facts that constitute, or any allegations that, if true, would constitute, a material breach or default in the performance of any covenant, obligation or agreement of any Indemnitor  pursuant to this Agreement; and (c) financial claims, liabilities and damages suffered by an Indemnitee relating to a time period for which the other Party is responsible under this Agreement

8.02.            Survival of Representations and Warranties. The representations and warranties of the Parties (or any of them) set forth in this Agreement will survive the execution and delivery of this Agreement.

8.03.            Notice and Resolution of Claims.

(a)            Notice.  Each Indemnitee must provide written notice within five (5) business days to Sellers and Shareholder (the “Indemnifying Parties”) after obtaining knowledge of any claim that it may have pursuant to Section 8.01 (whether for its own losses or in connection with a third party claim); provided that the failure to provide reasonably prompt notice will not limit the rights of an Indemnitee to indemnification hereunder except to the extent that such failure materially increases the dollar amount of any such claim for indemnification or materially prejudices the ability of the Indemnifying Party to defend such claim.  Such notice will set forth in reasonable detail the claim and the basis for indemnification.

(b)            Right to Assume Defense.  With respect to a claim for indemnity that arises from a third party claim, the Indemnifying Parties will have sixty (60) days after receipt of notice to assume the conduct and control of the settlement or defense of such third party claim, through counsel selected by the Indemnifying Parties, though reasonably acceptable to the Indemnitee, and at the expense of the Indemnifying Parties, if the Indemnifying Parties acknowledge their obligation to indemnify the Indemnitee for any Losses resulting from such third party claim.  The Indemnitee may participate in such defense or settlement through its own counsel, but such separate counsel will be at its own expense unless the conditions set forth above are not satisfied.  In no event, however, will the Indemnifying Parties be liable for the fees and expenses of more than one separate counsel of the Indemnitee.

(c)            Obligations Following Assumption of Defense.  If the Indemnifying Parties assume the defense of a third party claim, they must take all commercially reasonable steps necessary to investigate and defend or settle such third party claim and will hold the Indemnitee harmless from and against any and all losses caused by or arising out of any settlement approved by the Indemnifying Parties or any judgment entered in connection with such third party claim.  Without the written consent of the Indemnitee, not to be unreasonably withheld or delayed, the Indemnifying Party will not consent to entry of any judgment or enter into any settlement that does not include an unconditional and complete release of the Indemnitee by the claimant or plaintiff making the third party claim.

(d)            Failure to Assume Defense.  Failure by the Indemnifying Parties to notify the Indemnitee of their election to assume the defense of any third party claim within sixty (60) days after their receipt of notice thereof  will be deemed a waiver by the Indemnifying Parties of their right to assume the defense of such third party claim.  In such event, the Indemnitee shall defend against such third party claim in any manner it in good faith deems reasonably appropriate.

(e)            Payment of Indemnity.  Upon final agreement by the parties or the entry of a final, non-appealable order by a court of competent jurisdiction that an Indemnitee is entitled to indemnification under this Article VIII, the Indemnifying Party must promptly pay or reimburse, as appropriate, the Indemnitee for all losses to which it is entitled to be indemnified hereunder.

ARTICLE IX.

TAX MATTERS

9.01.             Cooperation for Certain Tax-Related Matters.  AENP and Purchasers will, and will cause their respective representatives and agents to, provide any requesting party that is a party to this Agreement with such assistance and documents, without charge, as may be reasonably requested by such party in connection with (a) the preparation of any tax return, (b) the conduct of any audit relating to liability for or refunds or adjustments with respect to taxes and (c) any other tax-related matter that is a subject of this Agreement.  Such cooperation and assistance will be provided to the requesting party promptly upon its request.  This covenant shall survive the Closing.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.01.           Covenants and Representations to Survive Closing.  This Agreement and the covenants and representations of each Party to this Agreement shall survive the Closing.

10.02.           Time is of the Essence/Attorneys Fees.  Time is of the essence with regard to all obligations to be performed under this Agreement.  If any  party seeks to enforce, in law or in equity, any provision contained herein, then the prevailing party in such proceeding shall be entitled to attorneys fees, interest and all such other disbursements and relief provided under law.

10.03.           Payment of Expenses.  Except as otherwise provided herein, all of the fees and expenses incurred by any party prior to the Closing in order to complete the transactions required or permitted hereby shall be paid by the party incurring such fees and expense.

10.04.           Modification or Amendment.  The Parties hereto may modify or amend this Agreement only by written agreement executed and delivered by the respective parties.

10.05.           Binding on Heirs and Assigns.  This Agreement shall inure to and be binding upon the undersigned and their respective heirs, representatives, successors and assigns.

10.06.           Counterparts.  For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

10.07.           No Waivers.  No waiver of or failure to act upon any of the provisions of this Agreement or any right or remedy arising under this Agreement shall be deemed or shall constitute a waiver of any other provisions, rights or remedies (whether similar or dissimilar) nor shall such waiver or failure to act constitute a continuing waiver or evidence of a binding course of conduct.

10.08.           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND SHALL BE PERFORMABLE IN MEDINA COUNTY, TEXAS.

10.09.           Notices.   Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing (by FAX, mail, telegram or private courier) and delivered to the parties as follows:

To AENP:                                              American Energy Production
Attn:  Charles Bitters
P.O. Box 1406 (Phys. Add. 6073 Hwy 281 S. zip 76067)
Mineral Wells, TX 76068
FAX: (972) 636-5750

To Walker:                                            Earl R. Walker
1077 County Road 342
Hondo, Texas  78861
FAX: (830) 426-3406

To EBY:                                                  Emerald Bay Energy
Attn:  Shelby Beattie
#3, 4015-1st Street SE
Calgary, Alberta CAN T2G 4X7
FAX: (403) 263-6001

To Lyons:                                              Darren Lyons
Site 6, Box 4
RR 1
Okotoks, Alberta  CAN T1S 1A1
Email:  wardtire@yahoo.ca
Notices shall be deemed given on the date of actual receipt by the party.  Notices given by certified or registered mail shall be deemed given three (3) days after deposit with the United States or Canadian Postal Service, properly posted and addressed to the party’s last known address, unless actually received prior to the expiration of the 3-day period.

10.10.           Entire Contract.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

10.11.           Captions for Convenience.  All captions herein are for convenience or reference only and do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

10.12.           Severability.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or enforceable provision had never been contained herein.

SIGNATURES APPEAR ON FOLLOWING PAGE

EXECUTED by the undersigned as of the Effective Date set forth above.

AMERICAN ENERGY PRODUCTION, INC.

By: /s/ Charles Bitters___
Charles Bitters, President

/s/ Earl Walker________
EARL R. WALKER

EMERALD BAY ENERGY, INC.

By:/s/ Shelby Beattie___
Shelby Beattie, President and CEO

/s/ Darren Lyons__
DARREN LYONS

EXHIBIT “A”
[Lease Descriptions]

Herring - Holloway Leases:

Lease Date:           [Lease 1]  February 23, 1956
[Lease 2]  February 23, 1956

Lessor:                  [Lease 1]  Elizabeth L. Herring, et vir.
[Lease 2]  Joseph W. Holloway, et ux.

Lessee:                  [Lease 1]  L. C. Collins
[Lease 2]  L. C. Collins

Rec. Ref:               [Lease 1]  Volume 170, Page 65
[Lease 2]  Volume 170, Page 60

Acreage:                [Lease 1]  71.23 acres, T. Mercier Sy. No. 328, A-669
[Lease 2]  20 acres, T. Mercier Sy. No. 328, A-669

Description of Lands

All that certain tract of land situated in the County of Medina, State of Texas, described as follows:

All situated in Medina County, Texas, described in two tracts for a total of 91.23 acres, more or less, described by metes and bounds as follows:

FIRST TRACT:                                Twenty (20) acres of land out of Survey No. 328, Theophile Mercier, in Medina County, Texas, described by metes and bounds as follows, to wit:

BEGINNING at the stake and fence corner in the west boundary line of the Hondo-Biry Road, located at the point where the west boundary line of said Hondo-Biry Road intersects with the South boundary line of said, Survey No. 328;

THENCE N. 89 deg. W. with fence, along the south boundary line of a public road, 240 varas to a stake;

THENCE North 461.3 varas to a stake under fence;

THENCE with fence S. 89 deg. 47' E. 247.2 varas to a stake in the west boundary line of the Hondo-Biry Road;

THENCE with fence along the west boundary line of said Hondo-Biry road, S. 1 deg. W. 464.8 varas to the place of beginning.

SECOND TRACT:  71.23 acres more or less, out of Survey No. 328, in the name of Theophile Mercier, described by metes and bounds as follows:

BEGINNING at a stake and fence corner in the West boundary line of the Hondo-Biry Road, located a point where the West boundary line of the said Hondo-Biry Road intersects with the South boundary line of the said Survey No. 328;

THENCE with fence along the South boundary line of said Survey N. 328, and along N. boundary line of a public road, N. 89 deg. W. 1240 varas to a stake for the place of beginning;

THENCE North 89 deg. West with fence along South boundary line of said Survey No. 328, and along the North Boundary line of public road, 887.5 varas to a stake and fence corner;

THENCE North 1 deg. E. with fence, 449 varas to a stake and fence corner;

  THENCE S. 89 deg. 47 min. with fence, 880 varas to a stake;

  THENCE South 461.3 varas to the place of beginning.

Oscar Schmidt Lease:

Lease Date:                July 20, 1995

Lessor:                      Oscar F. Schmidt, et ux.

Lessee:                      Texas Coast Oil & Gas Company

Rec. Ref.:                  Volume 167, Page 100

Acreage:                   100 acres, P.E. Durst Sy.15, A-303

V.H. Neumann Lease:

Lease Date:               September 25, 1954

Lessor:                      V. H. Neumann, et ux.

Lessee:                      E. L. Kelley

Rec. Ref.:                  Volume 165, Page 270

Acreage:                   214.1 acres, being 107.8 acres out of Survey No. 247, Jos. Walker and 106.3 acres out of Survey No. 328, T. Mercier.

V. H. Neumann "B" Lease:

Lease Date:               November 4, 1954

Lessor:                      Thomas Neumann, s.m.

Lessee:                      E. L. Kelley

Rec. Ref.:                  Volume 165, Page 400

Acreage:                  311.9 acres, being 204.2 acres Jos. Walker Sy. No. 247, 106.7 acres, and 1 acre, T. Mercier, Sy. No. 328.

Lenora Schmidt “A” and Lenora Schmidt "B" Leases:

Lease Date:               July 20, 1955

Lessor:                      Lenora Schmidt, f.s.

Lessee:                      Texas Coast Oil & Gas Company

Rec. Ref.:                   Volume 167, Page 104

Acreage:                    277 acres, P. E. Durst Sy. No. 15, A-303, being more particularly described by metes and bounds in a partition deed dated May 2, 1953, recorded in Volume 158, Page 342, Deed Records of Medina County, Texas.

O.K. Schmidt Lease:

Lease Date:                      August 1, 1970

Lessor:                             Overton K. Schmidt, Sr., et ux.

Lessee:                             W. F. Seeger

Rec. Ref.:                          Volume 231, Page 26

Acreage:                           9.65 acres, P. E. Durst Sy. No. 15, A-303

Clara Gray Unit I Lease:

Lease Date:                      September 16, 1974

Lessor:                             Clara Uzzell Gray, a widow

Lessee:                             R. C. Buie

Rec. Ref.:                         Volume 263, Page 122

Acreage:                          190 acres, Henry Wilson Sy. No. 536, A-1042.

Description of Lands

The East 55.8701 acres of land, more or less, out of the 190.0 acre Clara Gray Lease dated September 16, 1974, recorded December 17, 1974 in Deed Records, Volume 263, Pages 122-124, Medina County, Texas, within Survey No. 536, Henry Wilson, Abstract No. 1042, situated about 9 miles South 5 degrees East of the City of Hondo, Medina County, Texas, and being more fully described by metes and bounds as follows:

Beginning at a stake set for the E. corner of Survey No. 536, Henry Wilson; Thence West 894.3' to a 5/8" steel pin being the S.W. corner of this tract;  Thence North 00 degrees 40' East 2725.01' to a point for the N.W. corner of this tract;  Thence South 89 degrees 16' East 897.59' to a point for the N.E. corner of this tract;  Thence South 00 degrees 21' West 417.8';  South 11 degrees 00' West 31.5';  South 00 degrees 40' West 2264.8' to the place of beginning.

NOTE:                    There are actually 3 separate tracts located within the 55.8701 acres formerly known as Clara Gray Unit II, and now of part of Unit I.  They are as follows:

Clara Gray Unit II A, 24.72 acres of land, more or less.  Well Nos. 1 through 12, Tank Nos. 68152, 68153.

Clara Gray Unit II B, 4.12 acres, more or less.  Well Nos. 14 through 15, Tank No. 88146.

Clara Gray Unit II C, 27.0301 acres, more or less.  Well Nos. 12H, 13H, 16H through 23H, Tank Nos. 88895, 88896.

136.0994 acres of land, more or less, out of the 190.00 acre Clara Gray Lease dated September 16, 1974, recorded December 17, 1974, in Deed Records, Volume 263, Pages 122-124, Medina County, Texas, within Survey No. 536, Henry Wilson, Abstract No. 1042, recorded in Deed Records, Volume 153, Pages 636-639, Medina County, Texas, situated about 9 miles South 5 degrees East of the City of Hondo, Medina County, Texas, and being more fully described by metes and bounds as follows:

Beginning at a 5/8" steel pin set for the E. corner of this tract, said 5/8" steel pin being 894.3' West of a stake set for the S.E. corner of Survey No. 536 Henry Wilson;  Thence, N. 88 degrees 27' W. 2528.4' to a pin set for with S.W. corner of this tract;  Thence, N. 20 degrees 31' E. along the F.M. Hwy No. 462, 2084.6' to a pin;  Thence; N. 19 degrees 05' E. along 04' E. along the F.M. Hwy No. 462, 645.0', 117.4' to a pin set for the N.W. corner of this tract;  Thence, S. 89 degrees 26' East 1764.81" to a pin set for the N.E. corner of this tract;  Thence S. 00 degrees 40' W. 2725.01' to the place of beginning.

[Lease Net Revenue Interests]

Herring - Holloway Lease, RRC Lease No. 01710, 19 wells:

Production Resources, Inc.                                                                100% W.I.;                                79.76562% N.R.I.

Oscar Schmidt Lease, RRC Lease No. 01724, 25 wells:

Production Resources, Inc.                                                                100% W.I.;                                79.76560% N.R.I.

V. H. Neumann Lease, RRC Lease No. 01865, 9 wells:

Production Resources, Inc.                                                                100% W.I.;                                82.50000% N.R.I.

V.H. Neumann "B" Lease, RRC Lease No. 01959, 12 wells:

Production Resources, Inc.                                                                 100% W.I.;                                82.50000% N.R.I.

Lenora Schmidt “A” Lease, RRC Lease No. 01723, 28 wells:

Production Resources, Inc.                                                                100% W.I.                                79.37500% N.R.I.

Lenora Schmidt "B" Lease, RRC Lease No. 10480, 12 wells:

Production Resources, Inc.                                                                100% W.I.                                79.37500% N.R.I.

O.K. Schmidt Lease, RRC Lease No. 04146, 25 wells:

Production Resources, Inc.                                                                100% W.I.;                                70.00000% N.R.I.

Clara Gray Unit I Lease, RRC Lease No. 04731, 56 wells:

Production Resources, Inc.                                                                100% W.I.;                                76.25000% N.R.I.